Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pieter Scholtz, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Aeternum Health, Inc. for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Aeternum Health, Inc.

Dated: August 19, 2026	/s/ Josua Oosthuizen
Josua Oosthuizen
Chief Executive Officer (Principal Executive Officer)

Dated: August 19, 2026	/s/ Pieter Scholtz
Pieter Scholtz
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)